FIRST AMENDMENT AND WAIVER
                                     TO THE
                     AMENDED AND RESTATED CREDIT AGREEMENT

                               DONEGAL GROUP INC.

                         Dated as of December 31, 1999

     This FIRST AMENDMENT AND WAIVER TO THE AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 31, 1999 (the "First Amendment") is between DONEGAL GROUP INC., (the "Borrower"); the Banks and other financial institutions that have executed the signature pages hereto (together with their successors and assigns, individually, a "Bank" and collectively, the "Banks"); and FLEET NATIONAL BANK, as Agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

     The Borrower and the Banks entered into an Amended and Restated Credit Agreement dated as of July 27, 1998 (the "Credit Agreement"). The Borrower and the Banks wish to amend the Credit Agreement, to amend, among other things, certain financial covenants and to waive a default with respect to Borrower's failure to comply with Section 6.11 of the Credit Agreement. Capitalized terms used herein but not defined shall have the meanings assigned to them in the Credit Agreement. Accordingly, the Borrower and the Banks agree as follows:

     Section 1. Amendments to the Credit Agreement. Effective as of the effective date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

     (a) Section 6.10 (Minimum Statutory Surplus of Insurance Subsidiaries) of the Credit Agreement is deleted in its entirety and replaced with the following:

     "Section 6.10. Minimum Statutory Surplus of Insurance Subsidiaries. As of the end of any fiscal quarter, permit the Combined Statutory Surplus to be less than an amount equal to the sum of (a) $85,000,000 plus (b) 50% of any cumulative positive Combined Statutory Net Income, after dividends to the Borrower, for each fiscal quarter, commencing with the quarter ended December 31, 1999, plus (c) any contributions to surplus made by the Borrower to any Insurance Subsidiary, from Revolving Loans, during each fiscal quarter, commencing with the quarter ended December 31, 1999, plus
     (d) 50% of any contributions to surplus made by the Borrower to any Insurance Subsidiary, other than from Revolving Loans, during each fiscal quarter, commencing with the quarter ended December 31, 1999."


     (b) Section 6.11 (Minimum Statutory Surplus of Donegal Mutual) of the Credit Agreement is deleted in its entirety and replaced with the following:

     "Section 6.11. Minimum Statutory Surplus of Donegal Mutual. As of the end of any fiscal quarter, permit the Statutory Surplus of Donegal Mutual to be less than an amount equal to the sum of (a) $50,000,000 plus (b) 50% of any cumulative positive Statutory Net Income of Donegal Mutual for each fiscal quarter, commencing with the fiscal quarter ended December 31, 1999."

     Section 2. Waivers. The Banks waive any Event of Default which would result from the Borrower's failure to comply with that certain financial covenant under
Section 6.11 of the Credit Agreement as of the fiscal quarter ended September 30, 1999. The foregoing waiver is effective only for said Event of Default and shall not entitle Borrower to any future waiver in similar or other circumstances.

     Section 3. Conditions of Effectiveness. This First Amendment shall become effective as of December 31, 1999 when, and only when, the Banks shall have received a counterpart of this First Amendment duly executed by the Borrower and the payment of an amendment fee (in immediately available funds) as follows: (a) Fleet National Bank, $25,000; and (b) Credit Lyonnais New York Branch, $15,000.

     Section 4. Representations and Warranties of the Borrower. Borrower represents as follows:

     (a) The execution, delivery and performance by the Borrower of this First Amendment is within Borrower's corporate powers, have been duly authorized by all necessary corporate action and does not and will not (a) require any consent or approval of the shareholders of Borrower; (b) contravene Borrower's charter or by-laws; (c) violate any provision of, or require any filing, registration, consent or approval under, any law, rule, regulation (including without limitation, Regulations U and X), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to and binding upon Borrower; (d) result in a breach of or constitute a default or require any consent under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which Borrower is a party or by which it or its properties may be bound or affected; or (e) result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature upon or with respect to any of the properties now owned or hereafter acquired by Borrower; and (f) Borrower is not in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument.

     (b) No authorization or approval or other action by a governmental authority or regulatory body or other Person, and no notice to or filing with such authority or body or Person by any Person is required for the due execution, delivery and performance by Borrower of this First Amendment.

     (c) This First Amendment has been duly executed and when delivered by the Borrower will constitute the legal, valid and binding obligations of the Borrower enforceable against Borrower in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally and by general principles of equity.

     (d) The representations and warranties contained in Article 4 of the Credit Agreement are correct on and as of the date hereof as though made on and as of the date hereof.

     (e) No Event of Default has occurred and is continuing (except those that have been waived pursuant to Section 2 of this First Amendment) or would result from the signing of this First Amendment or the transactions contemplated hereby.

     (f) Since the date of the last financial statements furnished to the Banks, there has occurred no event which would have a Materially Adverse Effect.

     (g) There are no actions, suits or proceedings or investigations (other than routine examinations performed by insurance regulatory authorities) pending or, as far as the Borrower can reasonably foresee, threatened against or affecting the Borrower or any of its Subsidiaries, or any property of any of them before any court, governmental agency or arbitrator, which if determined adversely to the Borrower or any Subsidiary would in any one case or in the aggregate, have a Materially Adversely Effect, or affect Borrower's ability to perform its obligations under this First Amendment.

     (h) No information, exhibit or report furnished in writing by or on behalf of the Borrower or any officer or director of Borrower to the Banks in connection with the negotiation of, or pursuant to the terms of, this First Amendment contained when made any material misstatement of fact or omitted to state a materially fact necessary to make the statements contained therein not misleading.

     Section 4. Reference to and Effect on the Credit Agreement and Revolving Notes.

     (a) Upon the effectiveness of this First Amendment, on and after the date hereof, each reference in the Credit Agreement to this "Agreement", "hereunder", "hereof", "herein" or words of like import and each reference in the Revolving Notes shall mean and be a reference to the Credit Agreement as amended hereby.

     (b) Except as specifically amended above, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

     (c) The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

     Section 5. Costs, Expenses and Taxes. The Borrower agrees to pay on demand all costs and expenses of the Banks in connection with the preparation, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Banks as to its rights and responsibilities hereunder and thereunder. In addition, the Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Banks harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

     Section 6. Execution in Counterparts. This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     Section 7. Governing Law. This First Amendment shall be governed by, and construed in accordance with, the laws of the State of Connecticut.



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                                      -4-

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                        BORROWER:


                                        DONEGAL GROUP, INC.


                                        By: /s/ Ralph G. Spontak
                                            ----------------------------------
                                             Name: Ralph G. Spontak
                                             Title: Sr. V.P. / Secretary

                                        AGENT:

                                        FLEET NATIONAL BANK, as Agent


                                        By:
                                            ----------------------------------
                                             Name:
                                             Title:

                                        BANKS:

                                        FLEET NATIONAL BANK


                                        By:
                                            ----------------------------------
                                             Name:
                                             Title:

                                        CREDIT LYONNAIS NEW YORK
                                        BRANCH


                                        By:
                                            ----------------------------------
                                             Name:
                                             Title:

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                        BORROWER:


                                        DONEGAL GROUP, INC.


                                        By:
                                            ----------------------------------
                                             Name:
                                             Title:

                                        AGENT:

                                        FLEET NATIONAL BANK, as Agent


                                        By: /s/ Holly A. O'Neill
                                            ----------------------------------
                                             Name: Holly A. O'Neill
                                             Title: Loan Officer

                                        BANKS:

                                        FLEET NATIONAL BANK


                                        By: /s/ Holly A. O'Neill
                                            ----------------------------------
                                             Name: Holly A. O'Neill
                                             Title: Loan Officer

                                        CREDIT LYONNAIS NEW YORK
                                        BRANCH


                                        By:
                                            ----------------------------------
                                             Name:
                                             Title:

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                        BORROWER:


                                        DONEGAL GROUP, INC.


                                        By:
                                            ----------------------------------
                                             Name:
                                             Title:

                                        AGENT:

                                        FLEET NATIONAL BANK, as Agent


                                        By:
                                            ----------------------------------
                                             Name:
                                             Title:

                                        BANKS:

                                        FLEET NATIONAL BANK


                                        By:
                                            ----------------------------------
                                             Name:
                                             Title:

                                        CREDIT LYONNAIS NEW YORK
                                        BRANCH


                                        By: /s/ Sebastian Rocco
                                            ----------------------------------
                                             Name: Sebastian Rocco
                                             Title: Senior Vice President